GLOBAL AMENDMENT

This Global Amendment (this "Amendment") is entered into as of January 25, 2023 by and between Streeterville Capital, LLC, a Utah limited liability company ("Lender"), and Applied UV, Inc., a Delaware corporation ("Borrower"). Capitalized terms used in this Amendment without definition unless otherwise noted shall have the meanings given to them in the Note (as defined below).

A.  Borrower previously sold and issued to Lender that certain Redeemable Promissory Note dated January 25, 2023 in the original principal amount of $2,807,500.00 (the "Note") pursuant to that certain Securities Purchase Agreement dated January 25, 2023 by and between Lender and Borrower (the "Purchase Agreement," and together with the Note and all other documents entered into in conjunction therewith, the "Transaction Documents").

B.  Lender and Borrower have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to amend the Transaction Documents as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.  Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2.  Closing Date. The Closing Date (as defined in the Purchase Agreement) for all Transaction Documents is hereby amended to January 25, 2023.

3.  Conditional Lender Conversion Right. Following a Major Trigger Event, Lender will have the right to convert all or any portion of the Outstanding Balance of the Note into Common Stock at the Common Stock Redemption Price, and all provisions in the Transaction Documents relating to the delivery of Redemption Shares will apply to the delivery of shares of Common Stock pursuant to this conversion right.

4.  Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)  Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b)  Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note.

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5.  Other Terms Unchanged. The Transaction Documents, as amended by this Amendment, and the other Transaction Documents remain and continue in full force and effect, constitute legal, valid, and binding obligations of each of the parties, and are in all respects agreed to, ratified, and confirmed. Any reference to the Transaction Documents after the date of this Amendment is deemed to be a reference to the Transaction Documents as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Transaction Documents, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Borrower acknowledges that it is unconditionally obligated to pay the remaining balance of the Note and represents that such obligation is not subject to any deductions, defenses, rights of offset, or counterclaims of any kind. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Transaction Documents, as in effect prior to the date hereof.

6.  No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

7.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party's executed counterpart of this Amendment (or such party's signature page thereof) will be deemed to be an executed original thereof.

8.  Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set f01ih above.

BORROWER:

APPLIED UV, INC.

By: /s/ Max Munn

Max Munn, President

LENDER:

STREETERVILLE CAPITAL, LLC

By: /s/ John M. Fife

John M. Fife, President

[Signature Page to Global Amendment]

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